EXHIBIT 32.1: CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of ENXNET Inc.'s (the "Company") Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003 with the Securities and Exchange Commission (the "Report"), I, Ryan Corley, the Chief Executive Officer and I, Stephen Hoelscher, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)      The Report fully complies with the requirements of
              Section 13(a) or 15(d) of the Securities Exchange Act
              of 1934; and
(2)	The information contained in the Report fairly
         presents, in all material respects, the financial condition and results of operations of the Company.



                                 /s/ Ryan Corley
                                ---------------------
                                     Ryan Corley
                                     Chief Executive Officer
                                     June 9, 2005

                                 /s/ Stephen Hoelscher
                                ---------------------
                                     Stephen Hoelscher
                                     Chief Financial Officer
                                     June 9, 2005